Exhibit 10.1

Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE EVOKE PHARMA, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO EVOKE PHARMA, INC. IF PUBLICLY DISCLOSED.

AMENDMENT NO. 2 TO THE COMMERCIAL SERVICES AGREEMENT

THIS AMENDEMENT NO. 2 TO MASTER SERVICES AGREEMENT (this “Amendment”) is entered into as of November 3, 2022 (the “Amendment Effective Date”), by and between Evoke Pharma, Inc., a corporation with its principal offices located at 420 Stevens Avenue, Suite 370, Solana Beach, CA 92075 (“Evoke”) and EVERSANA Life Science Services, LLC, a Wisconsin limited liability company, with its principal offices located at 190 North Milwaukee Street, Milwaukee, Wisconsin 53202 (“Eversana”).

BACKGROUND

WHEREAS, Evoke and Eversana entered into a Commercial Services Agreement, effective January 21, 2020 (the “Agreement”);

WHEREAS, Evoke and Eversana desire to revise the Agreement in accordance with the terms and conditions contained herein;

WHEREAS, the Agreement as amended is in full force and effect; and

WHEREAS, except as may be expressly provided otherwise in this Amendment, capitalized terms in this Amendment have the meaning set forth in the Agreement.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and intending to be legally bound hereby, Evoke and Eversana agree as follows:

1.
Section 14.2(c) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Termination for Revenue Shortfall. After each anniversary of Commercial Launch, either Party shall be entitled to terminate the Agreement by providing the other party with thirty (30) days written notice if cumulative Net Sales have not exceeded the amount set forth below by the date set forth below (the “Minimum Net Revenue” or “MNR”), so long as such termination right is exercised within thirty (30) days of the dates set forth below:

i. October 5, 2021 – MNR is [***] dollars ($[***]);

ii. October 13, 2022 – MNR is [***] dollars ($[***]); and

iii. October 5, 2023 – MNR is [***] dollars ($[***]).”

Notwithstanding anything to the contrary herein, the time period for providing a written notice of Termination for Revenue Shortfall in year 2022 pursuant to the trigger event noted in 14.2(c)ii above shall end at midnight on November 30, 2022, to allow the parties

Exhibit 10.1

additional time to work through the continued terms of their partnership.

2.
Entire Amendment. This Amendment sets forth the entire agreement of the Parties with respect to the subject matter set forth herein and may not be modified other than by an agreement in writing signed by the Parties hereto or their respective successors in interest.

3.
Acknowledgment. The Parties hereto each acknowledge that except as expressly modified by this Amendment, all the terms and conditions of the Agreement remain unchanged and are in full force and effect and enforceable in accordance with their terms. In the event of a conflict between the Agreement and this Amendment, the terms and provisions of this Amendment control.

4.
Counterparts; Electronic Signatures. The Parties acknowledge and agree that this Amendment may be signed (a) in any number of counterparts, which may be transmitted by facsimile or PDF, all of which taken together constitutes one and the same instrument; and (b) electronically using an e-signature program or service; and (c) for all purposes, including but not limited to admissibility, enforceability and validity, treat the counterpart facsimiles or PDFs and electronic signatures as if those documents were signed by hand and the electronic signatures were hand-written signatures.

(Signature Page Follows)

Exhibit 10.1

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has duly executed this Agreement as of the date first above written.

EVOKE PHARMA, INC.	EVERSANA LIFE SCIENCES SERVICES, LLC
By: /s/ David A. Gonyer	By: /s/ Gregory Skalicky
Name: David A. Gonyer	Name: Gregory Skalicky
Title: President, Chief Executive Officer and Director (principal executive officer)	Title: Chief Revenue Officer